Income tax - Schedule of Tax Effects of Temporary Differences That Give Rise to Deferred Tax Asset Balances (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Deferred tax assets, current:
Deferred revenue		16,270	4,682
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes		17,062	7,985
Valuation allowance		(1,783)	(180)
Total current deferred tax assets, net	5,064	31,549	12,487
Deferred tax assets, non-current:
Tax loss carried forward		2,433	1,691
Deferred revenue		538
Impairment of an equity investment		45	45
Impairment of a cost investment			284
Valuation allowance		(2,433)	(1,691)
Total non-current deferred tax assets, net	$ 94	583	329